CITIZENS NATIONAL BANK
P.O. BOX 717
WAXAHACHIE, TX 75168

-------State of Texas------------Space Above This Line For Recording Data-------


                            REAL ESTATE DEED OF TRUST
                          (With Future Advance Clause)

Notice of confidentiality rights: if you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver's license number.

1. DATE AND PARTIES. The date of this Deed of Trust (Security Instrument) is 01-29-2004 and the parties, their addresses and tax identification numbers, if required; are as follows:
          GRANTOR:    MILLION DOLLAR SALOON, INC, A NEVADA CORPORATION
                      6848 GREENVILLE
                      DALLAS, TX 76231


     [_] If checked, refer to the attached Addendum. incorporated herein, for additional Grantors, their signatures and acknowledgments.

          TRUSTEE:    GEORGE H SINGLETON
                      200 N ELM P 0 BOX 717
                      WAXAHACHIE, TX 75168

LENDER:               CITIZENS NATIONAL BANK IN WAXAHACHIE
                      200 N ELM P 0 BOX 717
                      WAXAHACHIE, TX 75165

2. CONVEYANCE. In consideration of Ten Dollars paid in hand, and for the purpose of securing the Secured Debt (defined below) and Grantor's performance under this Security Instrument, Grantor irrevocably grants, sells, and conveys unto Trustee, in trust for the benefit of Lender, with power of sale, the following described property:

     SEE THE EXHIBIT "A: ATTACHED HERETO AND MADE A PART HEREOF FOR ALL LEGAL PURPOSES

The property is located in    DALLAS    at        10901 STEMMONS FWY N
                           ------------    -------------------------------------
                             (County)                  (Address)

   DALLAS,                Texas                     75225
--------------------------------------------------------------------------------
   (City)                                         (Zip Code)

TEXAS - AGRICULTURAL/COMMERCIAL REAL ESTATE SECURITY INSTRUMENT

(NOT  FOR  FNMA,  FHLMC,  FHA OR VA  USE,  AND  NOT FOR  CONSUMER  OR  HOMESTEAD
PURPOSES),

     Together with all rights, easements, appurtenances, royalties, mineral rights, oil and gas rights, crops, timber, all diversion payments or third party payments made to crop producers, all water and riparian rights, wells, ditches, reservoirs, and water stock and all existing and future improvements, structures, fixtures, and replacements that may now, or at any time in the future, be part of the real estate described above (all referred to as "Property").

3. SECURED DEBT AND FUTURE ADVANCES. The term "Secured Debt" is' defined as follows:

     A. Debt incurred under the terms of all promissory note(s), contract(s), guaranty(ies) or other evidence of debt described below and all their extensions, renewals, modifications or substitutions. (When referencing the debts below it is suggested that you include items such as borrowers' names, note amounts, interest rates, maturity dates, etc.)
          ONE CERTAIN PROMISSORY NOTEDATED JANUARY 29, 2004 IN THE PRINCIPAL SUM OF $2,000,000.00, EXECUTED BY MILLION DOLLAR SALOON, INC., PAYABLE TO THE ORDER OF CITIZENS NATIONAL BANK IN WAXAHACHIE. MATURITY DATE JANUARY 29, 2019.
     B. All future advances from Lender to Grantor or other future obligations of Grantor to Lender under any promissory note, contract, guaranty, or other evidence of debt existing now or executed after this Security Instrument whether or not this Security Instrument is specifically referenced. If more than one person signs this Security Instrument, each Grantor agrees that this Security Instrument will secure all future advances and future obligations that are given to or incurred by any one or more Grantor, or any one or more Grantor and others. All future advances and other future obligations are secured by this Security Instrument even though all or part may not yet be advanced. All future advances and other future obligations are secured as if made on the date of this Security Instrument. Nothing in this Security- Instrument shall constitute a commitment to make additional or future loans or advances in any amount. Any such commitment must be agreed to in a separate writing.
     C. All obligations Grantor owes to Lender, which now exist or may later arise, to the extent not prohibited by law, including, but not limited to, liabilities for overdrafts relating to any deposit account agreement between Grantor and Lender.
     D. All additional sums advanced and expenses incurred by Lender for insuring, preserving or otherwise protecting the Property and its value and any other sums advanced and expenses incurred by Lender under the terms of this Security Instrument. This Security Instrument will not secure any other debt if Lender fails to give any required notice of the right of rescission.

4. PAYMENTS. Grantor agrees that all payments under the Secured Debt will be paid when due and in accordance with the terms of the Secured Debt and this Security Instrument.

5. WARRANTY OF TITLE. Grantor warrants that Grantor is or will be lawfully seized of the estate conveyed by this Security Instrument and has the right to irrevocably grant, convey and sell the Property to Trustee, in trust, with power of sale. Grantor also warrants that the Property is unencumbered, except for encumbrances of record and any encumbrances expressly approved by Lender in writing.

6. PRIOR SECURITY INTERESTS. With regard to any other mortgage, deed of trust, security agreement or other lien document that created a prior security interest or encumbrance on the Property, Grantor agrees:

     A. To make all payments when due and to perform or comply with all covenants.
     B. To promptly deliver to Lender any notices that Grantor receives from the holder.
     C. Not to allow any modification or extension of, nor to request any future advances under any note or agreement secured by the lien document without Lender's prior written consent.

7. CLAIMS AGAINST TITLE. Grantor will pay all taxes, assessments, liens, encumbrances, lease payments, ground rents, utilities, and other charges relating to the Property when dud. Lender may require Grantor to provide to Lender copies of all notices that such amounts are due and the receipts evidencing Grantor's. payment. Grantor will defend title to the Property against any claims that would impair the lien of this Security Instrument. To the extent permitted by law, Grantor agrees to assign to Lender, as requested by Lender, any rights, claims or defenses Grantor may have against parties who supply labor or materials to maintain or improve the Property.

8. DUE ON SALE OR ENCUMBRANCE. Lender may, at its option, declare the entire balance of the Secured Debt, less any unearned charges, to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, transfer or sale of the Property. This right is subject to the restrictions imposed by federal law (12 C.F.R. 591), as applicable. This covenant shall run with the Property and shall remain in effect until the Secured Debt is paid in full and this Security Instrument is released.

9. TRANSFER OF AN INTEREST IN THE GRANTOR. If Grantor is an entity other than a natural person (such as a corporation or other organization), Lender may demand immediate payment if:
     A.   A beneficial interest in Grantor is sold or transferred.
     B. There is a change in either the identity or number of members of a partnership or similar entity.
     C. There is a change in ownership of more than 25 percent of the voting stock of a corporation or similar entity.
     However, Lender may not demand payment in the above situations if it is prohibited by law as of the date of this Security Instrument.



10. ENTITY WARRANTIES AND REPRESENTATIONS. If Grantor is an entity other than a natural person (such as a corporation or other organization), Grantor makes to Lender the following warranties and representations which shall continue as long as the Secured Debt remains outstanding:
     A. Grantor is duly organized and validly existing in the Grantor's state of incorporation or organization. Grantor is.in good standing in all states in which Grantor transacts business. Grantor. has the power and authority to own the Property and to carry on its business as now being conducted and, as applicable, is qualified to do so in each state in which Grantor operates.
     B. The execution, delivery and performance of this Security Instrument by Grantor and the obligation evidenced by the Secured Debt are within the power of Grantor, have been duly authorized, have received all necessary governmental approval,.and will not violate any provision of law, or order of court or governmental agency.
     C. Other than previously disclosed in writing to Lender, Grantor has not changed its name within the last ten years and has not used any other trade or fictitious name. Without Lender's prior written consent, Grantor does not and will not use any other name and will preserve its, existing name, trade .names and franchises until the Secured Debt is satisfied.

11.  PROPERTY  CONDITION,  ALTERATIONS  AND  INSPECTION.  Grantor  will keep the
     Property in good condition and make all repairs that are reasonably necessary. Grantor shall not commit or allow any waste, impairment, or deterioration of the Property. Grantor will keep the Property free of noxious weeds and grasses. Grantor agrees that the nature of the occupancy and use will not substantially change without Lender's prior written consent. Grantor will not permit any change in any license, restrictive covenant or easement without Lender's prior written consent. Grantor will notify Lender of all demands, proceedings, claims, arid actions against Grantor, and of any loss or damage to the Property.

     No portion of the Property will be removed, demolished or materially altered without Lender's prior written consent except that Grantor has the right to remove items of personal property comprising a. part of the Property that become worn or obsolete, provided that such personal property is replaced with other personal property at least equal in value to the replaced personal property, free from any title retention device, security agreement or other encumbrance. Such replacement of personal property will be deemed subject to the security interest created by this Security Instrument. Grantor shall not partition or subdivide the Property without Lender's prior written consent.

     Lender or Lender's agents may, at Lender's option, peaceably enter the Property at any reasonable time for the purpose of inspecting the Property. Lender shall give Grantor notice at the time of or before an inspection specifying a reasonable purpose for the inspection. Any inspection of the Property shall be entirely for Lender's benefit and Grantor will in no way rely on Lender's inspection.

12. AUTHORITY TO PERFORM. If Grantor fails to perform any duty or any of the covenants contained in this Security Instrument, Lender may, without notice unless otherwise required by law, perform or cause them to be performed. Grantor appoints Lender as attorney in fact to sign Grantor's name or pay any amount necessary for performance to the extent permitted by law. Lender's right to perform for Grantor shall not create an obligation to perform, and Lender's failure to perform will not preclude Lender from exercising any of Lender's other rights under the law or this Security Instrument to the extent permitted by law. -If -any construction on the Property is discontinued or not carried on in a reasonable manner, Lender may take all steps necessary to protect Lender's security interest in the Property, including completion of the construction.

13. ASSIGNMENT OF LEASES AND RENTS. Grantor absolutely, unconditionally, irrevocably and immediately assigns, grants and conveys to Lender all the right, title and interest in the following (Property).
     A. Existing or future leases, subleases, licenses, guaranties and any other written or verbal agreements for the use and occupancy of the Property, including but not limited to, any .extensions, renewals, modifications or replacements (Leases).
     B. Rents, issues and profits, including but not limited to, security deposits, minimum rents, percentage rents, additional rents, common area maintenance charges, parking charges, real estate taxes, other applicable taxes, insurance premium contributions, liquidated damages following default, cancellation premiums, "loss of rents" insurance, guest receipts, revenues, royalties, proceeds, bonuses, accounts, contract rights, general intangibles, and all rights and claims which Grantor may have that=in many way pertain to or are on account of the use or occupancy of the whole or any part of the Property (Rents).

     In the event any item listed as Leases or Rents is determined to be personal property, this Assignment will also be regarded as a security agreement.

     Grantor will promptly provide Lender with copies of the Leases and will certify these Leases are true and correct copies. The existing Leases will be provided on execution of the Assignment, and all future Leases and any other information with respect to these Leases will be provided immediately after they are executed. Lender grants Grantor a revocable license to collect, receive, enjoy and use the Rents as long as Grantor is not in default. Grantor's default automatically and immediately revokes this license. Grantor will not collect in advance any Rents due in future lease periods, unless Grantor first obtains Lender's written consent. Amounts collected will be applied at Lender's discretion to the Secured Debts, the costs of managing, protecting and preserving the Property, and other necessary expenses. Upon default, Grantor will receive any Rents in trust for Lender and Grantor will not commingle the Rents with any other funds. When Lender so directs, Grantor will endorse and deliver any payments of Rents from the Property to Lender. Grantor agrees that Lender will not be considered to be a mortgagee-in-possession by executing this Security Instrument or by collecting or receiving payments on the Secured Debts, but only may become a mortgagee-in-possession after Grantor's license to collect, receive, enjoy and use the Rents is revoked by Lender or automatically revoked on Grantor's default, and Lender takes actual possession of the Property. Consequently, until Lender takes actual possession of the Property, Lender is not obligated to perform or discharge any obligation of Grantor under the Leases, appear in or defend any action or proceeding relating to the Rents, the Leases or the Property, or be liable in any way for any injury or damage to any person or property sustained in or about the Property. Grantor agrees that this Security Instrument is immediately effective between. Grantor and Lender and effective as to third parties on the recording of this Assignment.

     As long as this Assignment is in effect, Grantor warrants and represents that no default exists under the Leases, and -the parties subject to the Leases have not violated any applicable law on leases, licenses and landlords and tenants. Grantor, at its sole cost and expense, will keep, observe and perform, and require all other parties to the Leases to comply with the Leases and any applicable law. If Grantor or any party to the Lease defaults or fails to observe anyapplicable law, Grantor will promptly notify Lender. If Grantor neglects or refuses to enforce compliance with the terms of the Leases, then Lender may, at Lender's option, enforce compliance,

     Grantor will not sublet, modify, extend, cancel, or otherwise alter the Leases, or accept the surrender of the Property covered by the Leases (unless the Leases so require) without Lender's consent. Grantor will not assign, compromise, subordinate or encumber the Leases and Rents without Lender's prior written consent. Lender does not assume or become liable for the Property's maintenance, depreciation, or other losses or damages when Lender acts to manage, protect or preserve the Property, except for losses and damages due to Lender's gross negligence or intentional torts. Otherwise, Grantor will indemnify Lender and hold Lender,harmless for all liability, loss or damage that Lender may incur when Lender opts to exercise any of its remedies against any party obligated under the Leases.

14. LEASEHOLDS; CONDOMINIUMS; PLANNED 'UNIT DEVELOPMENTS. Grantor agrees to comply with the provisions of any lease if this Security Instrument is on a leasehold. If the Property includes a unit in a condominium or a planned unit development, Grantor will perform all of Grantor's duties under the covenants, by-laws, or regulations of the condominium or planned unit development.

15.  DEFAULT.  Grantor will be in default if any of the  following  occur:
     *see additional language paragraph 31    Additional term*
     A. Any party obligated on the Secured Debt fails to make payment when due;
     B. A breach of any term or covenant in this Security Instrument or any other document executed for the purpose of creating, securing or guarantying the Secured Debt;
     C. The making or furnishing of any verbal or written representation, statement or warranty to Lender that is false or incorrect in any material respect by Grantor or any person or entity obligated on the Secured Debt;
     D. The death, dissolution, or insolvency of, appointment of a receiver for, or application of any debtor relief law to, Grantor or any other person or entity obligated on the Secured Debt;
     E. A good faith belief by Lender at any time that Lender is insecure with respect to any person or entity obligated on the Secured Debt or that the prospect of any payment is impaired or the value of the Property is impaired;
     F. A material adverse change in Grantor's business including ownership, management, and financial conditions, which Lender in its opinion believes impairs the'value of the Property or repayment of the Secured Debt; or
     G. Any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

16. REMEDIES ON DEFAULT. In some instances, federal and state law will require Lender to provide Grantor with notice of the right to cure, or other notices and may establish time schedules for foreclosure actions. Subject to these limitations, if any, Lender may accelerate the Secured Debt and foreclose this Security Instrument in a manner provided by law if Grantor is in default.

     At the option of Lender, all or any part of the agreed fees and charges, accrued interest and principal shall become immediately due and payable, after giving notice if required by law, upon the occurrence of a default or anytime thereafter. In addition, Lender shall be entitled to all the remedies provided by law, the terms of the Secured Debt, this Security Instrument and any related documents, including without limitation, the power to sell the Property.

     In the event of default, it shall be the duty of the Trustee, at the request of Lender (which request is hereby conclusively presumed), to invoke power of sale as required by Section 51.002 of the Texas Property Code, as then amended. Trustee shall advertise and sell the Property as a whole or in separate parcels at public auction to the highest bidder for cash and convey indefeasible title to the Property with covenants of general warranty. Trustee shall give notice of sale including the time, terms and place of sale and a description of the Property to be sold as required by the applicable law in effect at the time of the proposed sale.

     To the extent permitted by law, a mortgage servicer on behalf of Lender may manage information regarding Grantor's last known address, appoint a trustee or substitute trustee, including, without limitation, a perpetual substitute trustee, and administer all aspects of a foreclosure as authorized in this Security Instrument or by applicable law. Lender may include, without limitation, a book entry system to the extent permitted by law.

     Upon sale of the Property and to the extent not prohibited by law, Trustee shall make and deliver a deed to the Property sold which conveys indefeasible title to the purchaser, without warranty or with covenants or special or general warranty from Grantor as determined by the Trustee, and after first paying all fees, charges and costs, shall pay to Lender all moneys advanced for repairs, taxes, insurance, liens, assessments and prior encumbrances and interest thereon, and the principal and interest on the Secured Debt, paying the surplus, if any, to Grantor, Lender may purchase the Property. The recitals in any deed of conveyance shall be prima facie evidence of the facts set forth therein to the extent permitted by law.

     All remedies are distinct, cumulative and not exclusive, and the Lender is entitled to all remedies provided at law or equity, whether or not expressly set forth to the extent permitted by law. The acceptance by Lender of any sum in payment or partial payment on the Secured Debt after the balance is due or is accelerated or after foreclosure proceedings are filed shall not constitute a waiver of Lender's right to require full and complete cure of any existing default to the extent permitted by law. By not exercising any remedy on Grantor's default, Lender does not waive Lender's right to later consider the event a default if it continues or happens again to the extent permitted by law.

17. FORECLOSURE. In the event a foreclosure under power of sale should be commenced by the Trustee, Lender may at any time before the sale of the Property direct the Trustee to abandon the sale, and may then institute suit for the collection of the Secured-Debt and for Vie foreclosure of the lien of this Security Instrument. It is further agreed that if Lender should institute a suit for the collection of the Secured Debt, and for a foreclosure of the lien of this Security Instrument, that Lender may at any time before .the entry of a final judgment in said suit dismiss the same, and require the Trustee to sell the Property in accordance with the provisions of this Security Instrument. Lender, if it is the highest bidder, shall have the right to purchase at any sale of the Property, and to have the amount for which such Property is sold credited on the Secured Debt.

18. EXPENSES; ADVANCES ON COVENANTS; ATTORNEYS' FEES; COLLECTION COSTS. Except when prohibited by law, Grantor agrees to pay all of Lender's expenses if Grantor breaches any covenant in this Security Instrument. Grantor will. also pay on demand any amount incurred by Lender for insuring, inspecting, preserving or otherwise protecting the Property and Lender's security interest. These expenses dill bear interest from the date of the payment until paid in full at the highest interest rate in effect as provided in the terms of the Secured Debt. Grantor agrees to pay all costs and expenses incurred by Lender in collecting, enforcing or protecting Lender's., rights and remedies under this Security Instrument. This amount may include, but is not limited to, attorneys' fees, court costs, and other legal expenses. This Security Instrument shall remain in effect until released. Grantor agrees to pay for any recordation costs of such release.

19. ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES. As used in this section, (1) Environmental Law means, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA, 42 U.S.C. 9601 et seq.), all other federal, state and local laws, regulations, ordinances, court orders, attorney general opinions or interpretive letters concerning the public health, safety, welfare, environment or a hazardous substance; and (2) Hazardous Substance means any toxic, radioactive or hazardous material, waste, pollutant or contaminant which has characteristics which render the substance dangerous or potentially dangerous to the public health, safety, welfare or environment. The terra includes, without limitation, any substances defined as "hazardous material," "toxic substances," "hazardous waste" or "hazardous substance" under any Environmental Law.
     Grantor represents, warrants and agrees that:
     A. Except as previously disclosed and acknowledged in writing to Lender, no Hazardous Substance has been,. is, or will be located, transported, manufactured, treated, refined, or handled by any person on, under or about the Property, except in the ordinary course of business and in strict compliance with all applicable Environmental Law.
     B. Except as previously disclosed and acknowledged in writing to Lender, Grantor has not and will not cause, contribute to, or permit the release of any Hazardous Substance on the Property.
     C. Grantor will immediately notify Lender if (1) a release or threatened release of Hazardous Substance occurs on, under or about the Property or migrates or threatens to migrate from nearby property; or (2) there is a violation of any Environmental Law concerning the Property. In such an event, Grantor will take all necessary remedial action in accordance with Environmental Law.
     D. Except as previously disclosed and acknowledged in writing to Lender, Grantor has no knowledge of or reason to believe there is any pending or threat enecl;investigation, claim, or proceeding of any kind relating to (1) any Hazardous Substance located on, under or about the-Property; or (2) any violation by Grantor or any tenant of any Environmental Law. Grantor will immediately notify Lender in writing as soon as Grantor has reason to believe there is any such pending or threatened investigation, claim, or proceeding. In such an event, Lender has the right, but not the obligation, to participate in any such proceeding including the right to receive copies of any documents relating to such proceedings.
     E. Except as previously disclosed and acknowledged in writing to Lender, Grantor and every tenant have been, are and shall remain in full compliance with any applicable Environmental Law.
     F. Except as previously disclosed and acknowledged in ,writing to Lender, there are no underground storage tanks, private dumps or open wells located on or under the~Property and no such tank, dump or well will be added unless Lender first consents in writing.
     G. Grantor will regularly inspect the Property, monitor the activities and operations on the Property, and confirm that all permits, licenses or approvals required by any applicable Environmental Law are obtained and complied with.
     H. Grantor will permit, or cause any tenant to permit, Lenderor~Lender's agent to enter and inspect the Property and review all records at any: reasonable time to determine (1) the existence, location and nature of any Hazardous Substance on, under or about the Property; (2) the existence, location, nature, and magnitude of any Hazardous Substance that has-been released on, under or about the Property; or (3) whether or not Grantor and any tenant are in compliance with applicable Environmental Law.

     I. Upon Lender's request and at any time, Grantor agrees, at Grantor's expense, to engage a qualified environmental engineer to prepare an environmental audit of the Property and to submit the results of such audit to Lender. The choice of the environmental engineer who will perform such audit is subject to Lender's approval.
     J. Lender has the right, but not the obligation, to perform tiny of Grantor's obligations under this section at Grantor's expense.
     K. As a consequence of any breach of any representation, warranty or promise made in this section, (1) Grantor will indemnify and hold Lender and Lender's successors or assigns harmless from and against all losses, claims, demands, liabilities, damages, cleanup, response and remediation costs, penalties and expenses, including without limitation all costs of litigation and attorneys' fees, which Lender and Lender's successors or assigns may sustain; and (2) at Lender's discretion, Lender may release this Security Instrument and in return Grantor will provide Lender with collateral of at least equal value to the Property secured by this Security Instrument without prejudice to any of Lender's rights under this Security Instrument.
     L. Notwithstanding any of the language contained in this Security Instrument to the contrary, the terms of this section shall survive any foreclosure or satisfaction of this Security Instrument regardless of any passage of title to Lender or any disposition by Lender of any or all of the Property. Any claims and defenses to the contrary are hereby waived,

20. CONDEMNATION. Grantor will give Lender prompt notice of any pending or threatened action, by private or public entities to purchase or take any or all of the Property through condemnation, eminent domain, or any other means. Grantor authorizes Lender to intervene in Grantor's name in any of the above described actions or claims to the extent permitted by law. Grantor assigns to Lender the proceeds of any award or claim for damages connected with a condemnation or other taking of all or any part of the Property to the extent permitted by law, Such proceeds shall be considered payments and will be applied as provided in this Security Instrument. This assignment of proceeds is subject to the terms of any prior mortgage, deed of trust, security agreement or other lien document.

21. ESCROW FOR TAXES AND INSURANCE. Unless otherwise provided in a separate agreement, Grantor will not be required to pay to Lender funds for taxes and insurance in escrow.

22. FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Grantor will provide to Lender upon request, any financial statement or information Lander may deem reasonably necessary. Grantor agrees to sign, deliver, and file any additional documents or certifications that Lender may consider necessary to perfect, continue, and preserve Grantor's obligations under this Security Instrument and Lender's lien status on the Property.

23. JOINT AND INDIVIDUAL LIABILITY; CO-SIGNERS; SUCCESSORS AND ASSIGNS BOUND. All duties under this Security Instrument are joint and individual. If Grantor signs this Security Instrument but does not sign an evidence of debt, Grantor does so only to mortgage Grantor's interest in the Property to secure payment of the Secured Debt and Grantor does not agree to be personally responsible regarding the Secured Debt. If this Security Instrument secures a guaranty between Lender and Grantor, Grantor agrees to waive any rights that may prevent Lender from bringing any .action or claim against Grantor or any party indebted under the obligation. These rights may, to the extent permitted by law, include, but are not limited to, any anti-deficiency or one-action laws. Grantor agrees that Lender and any party to this Security Instrument may extend, modify or make any change in the terms of this Security Instrument or any evidence of debt without Grantor's consent. Such a change will not release Grantor from the terms of this Security Instrument. The duties and benefits of this Security Instrument shall bind and benefit the successors and assigns of Grantor and Lender.

24. APPLICABLE LAW; SEVERABILITY; INTERPRETATION. This Security Instrument is governed by the laws of the jurisdiction in which Lender is located, except to the extent otherwise required by the laws of the jurisdiction where the Property is located. This Security Instrument is complete and fully integrated. This Security Instrument may not be amended or modified by oral agreement. Any section in this Security Instrument, attachments, or any agreement related to the Secured Debt that conflicts with applicable 'law will not be effective, unless that law expressly or impliedly permits the variations by written agreement. If any section of this Security Instrument cannot be enforced according to its terms, that section will be severed and will not affect the enforceability of the remainder of this Security Instrument. Whenever used, the singular shall include the plural and the plural the singular. The captions and headings of the sections of this Security Instrument are for convenience only and are not to be used to interpret or define the terms of this Security Instrument. 'lime is of the essence in this Security Instrument,

25. SUCCESSOR TRUSTEE. Lender, at Lender's option, may from time to time remove Trustee and appoint a successor trustee without any other formality than the--designation in writing. The successor trustee, without conveyance of the Property, shall succeed to all the title, power and duties conferred upon Trustee by this Security Instrument and applicable law.

26. NOTICE. Unless otherwise required by law, any notice shall be given by delivering it or by mailing it by first class mail to the appropriate party's address on page 1 of this Security Instrument, or to any other address designated in writing. Notice to one grantor will be deemed to be notice to all grantors.

27. LEGAL COMPLIANCE. It is the intention of Grantor and,Lender to comply with applicable law. In each and every instance, the rights of Grantor and Lender shall be limited by applicable law (to the extent such laws may not be effectively waived), construed so as to comply with such laws, and the rights of the Grantor and Lender may not be exercised except to the extent permitted by applicable law.

     In no event shall any provision of this Security Instrument or-the Secured Debt, charge or receipt ever obligate Grantor to pay, or allow Lender to collect, interest or other charges on the Secured Debt at a rate or amount greater than the maximum rate or amount permitted by applicable law. In the event that any law is interpreted so that any contract, charge or receipt violates such law by reason of the acceleration of the Secured Debt or other contingency or even whatsoever, such contract, charge or receipt is hereby automatically adjusted to eliminate such violation. To the extent permitted by law, any amounts paid to Lender in excess of the amounts permitted by applicable law shall, at Lender's option, be applied to reduce amounts owed or owing or refunded to Grantor, If a refund reduces principal, the reduction will be treated as a partial prepayment. To the extent permitted by law, any curative measures made by Lender shall further absolve Lender of any liability regarding the same,

     All contracts, charges and receipts between Grantor and Lender are expressly limited so that any loan charges or fees (other than interest) contracted for; charged or received with respect to Grantor, any owner or the spouse of any owner of the Property in connection with the origination, evaluation, maintenance, recording, insuring or servicing of the Secured Debt shall not exceed, in the aggregate, the highest amount allowed by applicable law.

28. WAIVERS. Except to the extent prohibited by law, Grantor waives all appraisement relating to the. Property.

29. U.C.C. PROVISIONS. If checked, the following are applicable to, but do not limit, this Security Instrument:

     [_] Construction Loan. This Security Instrument secures an obligation incurred for the construction of an improvement on the Property.

     [_] Fixture Filing. Grantor grants to Lender a security interest in all goods that Grantor owns now or in the future and that are or will become fixtures related to the Property,

     [_] Crops; Timber; Minerals; Rents, Issues and Profits. Grantor grants to Lender a security interest in all crops, timber, and minerals located on the Property as well as all rents, issues, and profits of them including, but not limited to, all Conservation Reserve Program (CRP) and Payment in Kind (PIK) payments arid similar governmental programs (all of which shall also be included in the term "Property").

     [_] Personal Property. Grantor grants to Lender a security interest in all personal property located on or connected with the Property, including all farm products, inventory, equipment, accounts, documents, instruments, chattel paper, general intangibles, and all other items of personal property Grantor owns now or in the future and that are used or useful in the construction, ownership, operation, management, or maintenance of the Property (all of which shall also be included in the term "Property"). The term "personal property" specifically excludes that property described as "household goods" secured in connection with a "consumer" loan as those terms are defined in applicable federal regulations governing unfair and deceptive credit practices.

     [X] Filing As Financing.Staternent. Grantor agrees and acknowledges that this Security Instrument also suffices as a financing statement and any carbon, photographic or other reproduction may be filed of record for purposes of Article 9 of the Uniform Commercial Code.

30. COLLATERAL PROTECTION INSURANCE NOTICE AND REQUIREMENTS. Grantor agrees to maintain insurance as follows:

     A. Grantor shall keep the Property insured against loss by fire, flood, theft and other hazards and risks reasonably associated with the Property due to its type and location. Grantor must maintain this insurance in the amounts and for the periods that Lender reasonably requires, but in no event in excess of the replacement cost of the improvements. Grantor may furnish required insurance coverage through an existing policy of insurance that is owned or controlled by Grantor or may obtain required insurance through any insurance company authorized to do business in Texas or an eligible surplus lines insurer to the extent permitted by law, subject to Lender's approval, which shall not be unreasonably withheld. The insurance must name Lender as loss payee under the policy. Grantor must deliver a copy of the insurance and proof of payment to Grantor. Lender's requirements for property insurance may change during the term of the Secured Debt to the extent permitted by law. If Grantor fails to meet any of these requirements, Lender may, to the extent permitted by law, but is not required to, obtain at Grantor's expense insurance that will cover either the replacement cost of the improvements or the amount of the unpaid indebtedness if less, subject to policy limits. To the extent permitted by law, amounts expended together with interest on such amounts and other charges actually incurred shall be due and payable upon demand or as otherwise permitted by applicable law. Grantor acknowledges that the cost of insurance coverage obtained by Lender might be significantly greater than the cost of insurance Grantor could have obtained.

          All insurance policies and renewals shall be acceptable to Lender and shall include a standard "mortgage clause" and, where applicable, "loss payee clause." Grantor shall immediately notify Lender of cancellation or termination of the insurance. Lender shall have the right to hold the policies and renewals. If Lender requires, Grantor shall immediately give to Lender all receipts of paid premiums and renewal notices. Upon loss, Grantor shall give immediate notice to the insurance carrier and Lender. Lender may make proof of loss if not made immediately by Grantor.

          Unless otherwise agreed in writing, all insurance proceeds shall be applied to the restoration or repair of the Property or to the Secured Debt, whether or not then due, at Lender's option. Any application of proceeds to principal shall not extend .or postpone the due date of the scheduled payment nor change the amount of any payment to the extent permitted by law. Arty excess will be paid to the Grantor. If the Property .is acquired by Lender, Grantor's right to any insurance policies and proceeds resulting from damage to the Property before the acquisition shall pass to Lender to the extent of the Secured Debt immediately before the acquisition to the extent permitted by law.

     B. Grantor agrees to maintain comprehensive general liability insurance naming Lender as an additional insured in an amount acceptable to Lender, insuring against, claims arising from any accident or occurrence in or on the Property,

     C. Grantor agrees to maintain rental loss or business interruption insurance, as required by Lender, in an amount equal to at least coverage of one year's debt service, and required escrow account deposits (if agreed to separately in writing), under a form of policy acceptable to Lender.

     [_] Notice Regarding Junior-Lien Transactions. Required property insurance being sold by or through the Lender in connection with closing is at a premium or rate of charge not fixed or approved by the State Board of Insurance.

31.  OTHER TERMS.  If checked,  the  following  are  applicable to this Security
     Instrument:

     [_] Line of Credit. The Secured Debt includes a revolving line of credit provision. Although the Secured Debt may be reduced to a zero balance, this Security Instrument will remain in effect until released.

     [_] Agricultural Property. Grantor covenants and warrants that the Property will be used principally for agricultural or farming purposes and that Grantor is an individual or entity allowed to own agricultural land as specified by law.

     [_] Separate Assignment. The Grantor has executed or will execute a separate assignment of leases and rents, If the separate assignment of leases and rents is properly executed and recorded, then the separate assignment will supersede this Security Instrument's "Assignment of Leases and Rents" section.

     [X] Additional Terms. THE NOTE HEREIN SECURED IS ADDITIONAL SECURED BY A DEED OF TRUST DATED JANUARY 29, 2004, EXECUTED BY FURRH, INC. TO CITIZENS NATIONAL BANK IN WAXAHACHIE, FILED FOR RECORD IN THE DEED OF TRUST RECORDS OF DALLAS COUNTY, TEXAS.

     Language to be added to paragraph 16:.

     "Lender will provide Grantor written notice and a period of ten (10) days after the giving of such written notice for the Grantor to cure any defaults; however, the Lender will not be required to give such notice or an opportunity to cure more than twice during any twelve (12).month consecutive period. For purposes of this provision only, notice must be actually received by Grantor and Para. 26 of the Deed of Trust does not apply."

SIGNATURES: By signing below, Grantor agrees to the terms and covenants contained in this Security Instrument and in any attachments. Grantor also acknowledges receipt of a copy of this Security Instrument on the date stated on page 1.

     THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     The parties' signatures below indicate agreement with the statements contained within this box.



Entity Name: MILLION DOLLAR SALOON, INC.
             ---------------------------

/s/ Nick Mehmeti                     1-29-04
--------------------------------------------
(Signature) NICK MEHMETI, PRESIDENT   (Date)



--------------------------------------------------------------------------------
(Signature) (Date( (Signature) (Date)

ACKNOWLEDGMENT:

STATE OF                               ,COUNTY OF                          } ss.
        -------------------------------          --------------------------


(Individual)
This instrument was acknowledged before me this     day of
                                               -----      ----------------------
by
  ------------------------------------------------------------------------------
My commission expires:

                                              ----------------------------------
                                                       (Notary Public)

(Business
or Entity
Acknowledgment)

This instrument was acknowledged before me this 29TH day of  JANUARY, 2004
                                                ----        --------------------
by  NICK MEHMETI, PRESIDENT
  ------------------------------------------------------------------------------
                                                                      (Title(s))
---------------------------------------------------------------------

of MILLION DOLLAR SALOON, INC                       (Name of Business or Entity)
----------------------------------------------------

a NEVADA' CORPORATION                       on behalf of the business or entity.
--------------------------------------------


My commission expires: February 19, 2005
                                                   MARTHA J. EHRLE
                                        ----------------------------------------
                                                   (Notary Public)

                                   EXHIBIT "A"

BEING a lot, tract or parcel of land situated in the JOHN. L. HUNT SURVEY, ABSTRACT NO, 588, Dallas County, Texas and being a pail of that same tract of land conveyed to ONE STEMMONS LAND LIMITED PARTNERSHIP, a Texas limited partnership, recorded in Volume 96137, Page 829 of the Deed Records of Dallas County, Texas, and being a strip of land approximately 37.5 feet by 582 feet of TWO STEMMONS LAND LIMITED PARTNERSHIP recorded in Volume 96137, Page 838, Deed Records of Dallas County,.Texas and being more particularly described by metes and bounds as follows:

BEGINNING at a point for comer in the center line of a 75 foot Drainage Easement recorded in Volume 67009, Page 979, Deed Records, Dallas County, Texas, said corner. also lying in the East line of Goodnight Lane (50.0 foot right-of-way), recorded in Volume 200205.8, Page 00187 of the Plat Records of Dallas County, Texas;

THENCE Nocth, along the East line of said Goodnight Lane, passing a 5/8 inch iron rod set for witness in the North line of said Drainage Easement and being in the North line of said Two Stemmons tract and in the South line of said One Stemmons tract, and continuing in all a distance of 516.79 feet to a 5/8 inch iron rod set in the East line of said Goodnight Lane;

THENCE North 89 degrees 59 minutes 48 seconds East, and passing at a distance approximately of 99.66 feet the Southwest corner of Lot 2, Block 1/6509 of Centennial-Walnut Hill Addition, an Addition to the City of Dallas, Dallas County, according to the Map or Plat recorded in Volume 97215, Page 6253 of the Plat Records of Dallas County, Texas, and continuing for a total distance of
562.22 feet to a '/z inch iron rod found at the Southeast corner of said Lot 2, said comer also lying in the West line of 1H 35H (Stemmons Freeway) (variable width right-of-way);

THENCE South 00 degrees 59 minutes 23 seconds East, along the West line of said IH 35E, a distance of 350:17 feet to a concrete monument found;

THENCE South 04 degrees 55 minutes 39 seconds East, along the West line of said 1H 35E, passing at a distance of 118.98 feet a 5/8 inch iron rod set for witness at the Northeast corner of Two Stemmons tract and at the Southeast comer of said One Stemmons tract and in 'the North line of said Drainage Easement and continuing in all-1 distance of 159.74 feet to a point for comer in the center of said Drainage Easement;

THENCE South 89 degrees .1 :5 minutes 23 seconds West, along the center line of said Drainage Easement, a distance of 582.04 feet to the POINT OF .BEGINNING, and CONTAINING 291,624.40 square feet or 6.695 acres of land.